                                                                  EXHIBIT 10.3.2

                               OFFICE OCCUPATION
                                   AGREEMENT

1.   THE OCCUPIER

NAME:     LINUXCARE INC

ADDRESS:  850 TOWNSEND STREET, SAN FRANCISCO, CA 94103,.

2.   THE OWNER

NAME:     SWALLOWFIELD OFFICE SERVICES LIMITED

ADDRESS:  5 PARK PLACE, LONDON, SW1A 1LP

3.   OFFICES

BUILDING IN WHICH THE OFFICES ARE LOCATED:  WYVOLS COURT, SWALLOWFIELD, READING,
                                            RG7 1WY

OFFICE NUMBER/REFERENCE:                    22.

4.   TERMS OF OCCUPATION

COMMENCEMENT DATE: 1ST NOVEMBER 1999        TERMINATION DATE: 30TH APRIL 2000
MONTHLY OCCUPATION FEE (PLUS VAT):
                         pounds1,350.00 + VAT

SERVICE RETAINER:        pounds2,700.00

THE OTHER TERMS AND CONDITIONS OF OCCUPATION ARE SET OUT OVERLEAF AND THE OCCUPIER HEREBY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD THEM.

5.   PRELIMINARY AGREEMENT AND COURT ORDER

COURT:                   N/A            PRELIMINARY AGREEMENT:           NO

DATE OF COURT ORDER:     N/A            DATE OF PRELIMINARY AGREEMENT:   N/A

NUMBER OF COURT ORDER:   N/A

6.   SIGNATURE AND DATE

SIGNED BY AN AUTHORISED SIGNATORY FOR AND ON      SIGNED BY AN AUTHORISED SIGNATORY FOR AND ON
BEHALF OF THE OWNER:                              BEHALF OF THE OCCUPIER:
NAME (printed):                                   NAME (printed): X ANTHONY V. POLLACE, CFO

SIGNATURE:                                        SIGNATURE: X /s/ Signature Illegible CFO

DATE OF THIS OFFICE OCCUPATION AGREEMENT:

                               OFFICE OCCUPATION
                                   AGREEMENT

1.   THE OCCUPIER

NAME:     LINUXCARE INC

ADDRESS:  650 TOWNSEND STREET, SAN FRANCISCO, CA 94103,,

2.   THE OWNER

NAME:     SWALLOWFIELD OFFICE SERVICES LIMITED

ADDRESS:  5 PARK PLACE, LONDON, SW1A 1LP

3.   OFFICES

BUILDING IN WHICH THE OFFICES ARE LOCATED:  WYVOLS COURT, SWALLOWFIELD, READING,
                                            RG7 1WY

OFFICE NUMBER/REFERENCE:                    22.

4.   TERMS OF OCCUPATION

COMMENCEMENT DATE: 1ST NOVEMBER 1999           TERMINATION DATE: 30TH APRIL 2000
MONTHLY OCCUPATION FEE (PLUS VAT):
                       pounds1,350.00 + VAT

SERVICE RETAINER:      pounds2,700.00          /s/ Signature Illegible

THE OTHER TERMS AND CONDITIONS OF OCCUPATION ARE SET OUT OVERLEAF AND THE OCCUPIER HEREBY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD THEM.

5.   PRELIMINARY AGREEMENT AND COURT ORDER

COURT:                  N/A             PRELIMINARY AGREEMENT:          NO

DATE OF COURT ORDER:    N/A             DATE OF PRELIMINARY AGREEMENT:  N/A

NUMBER OF COURT ORDER:  N/A

6.   SIGNATURE AND DATE

SIGNED BY AN AUTHORISED SIGNATORY FOR AND ON      SIGNED BY AN AUTHORISED SIGNATORY FOR AND ON
BEHALF OF THE OWNER:                              BEHALF OF THE OCCUPIER:
NAME (printed):                                   NAME (printed): X  X

SIGNATURE:                                        SIGNATURE: X  X.

DATE OF THIS OFFICE OCCUPATION AGREEMENT:

7.       INTERPRETATION

         In this Agreement the expressions set out below carry the following meanings:

         "Agreement" - this Office Occupation Agreement;

         "Common Parts" - the parts of the Building from time to time designated as such by the Owner;

         "Chargeable Services" - any services (other than the Inclusive Services) which are at any time made available to the Occupier by the Owner and details of which are available at the Building;

         "Fixtures and Fittings" - the fixtures and fittings listed in an Inventory to be agreed between and signed on behalf of the Owner and the Occupier;

         "Inclusive Services" - the services specified in the Schedule;

         "Occupier", "Owner", "Offices", "Commencement Date", "Building",

         "TERMINATION DATE", "Monthly Occupation Fee" and "Service Retainer" carry the meanings given in Clauses 1 to 4 and "Term" means the term of this Agreement commencing on the Commencement Date and terminating on the Termination Date

         References to the parties shall include their respective successors in title and references to the Owner shall also include any person or company appointed by the Owner to carry out all or part of the Owner's obligations under this Agreement.

8        DEMISE AND TERM

8.1 The Owner lets to the Occupier the Offices including the Fixtures and Fittings for the duration of the Term.

8.2 The Owner grants to the Occupier the right in common with the Owner and all other persons so entitled:

(a) to use such lavatories and kitchens as are designated by the Owner for use by the Occupier; and

(b) to use the entrance hall, passages, staircases and the lift(s) within the Common Parts for the purposes only of gaining access to and egress from the Offices.

8.3 The Offices are let to the Occupier subject to the rights of the Owner, and all others authorised from time to time by the Owner to use, repair, maintain and replace any service conducting media within the Offices which rights are hereby reserved.

9.       FINANCIAL MATTERS

9 1      The Occupier shall pay by Direct Debit:-

(a) the Monthly Occupation Fee plus VAT in advance on the 1st day of each calendar month of the Term; and

(b) on demand from time to time any sums due in respect of the use of any Chargeable Services plus VAT.

9.2 The Monthly Occupation Fee includes the cost of providing the Inclusive Services but not the cost of providing the Chargeable Services.

9.3 On or before the Commencement Date the Occupier shall pay the Service Retainer which will be held by the Owner for the benefit of the Owner as security for any breach of the terms of this Agreement.

         The Owner may withdraw money from the Service Retainer at any time in order to make good any sums payable by the Owner or the Occupier as the case may be which result from any breach by the Occupier of any of the terms of this Agreement. After any withdrawal from the Service Retainer, the Occupier shall on demand by the Owner pay such sum as is necessary to restore the Service Retainer to its full amount as set out in Clause 4. Any withdrawal from the Service Retainer shall be without prejudice to any other rights or remedies of the Owner in relation to the relevant breach of the terms of this Agreement.

         The Service Retainer (or such balance of it, if any, as remains after any withdrawals) shall be refunded to the Occupier within twenty one days from the Termination Date or sooner at the Owner's absolute discretion.

         The Service Retainer may not be used by the Occupier as payment for any sum due under this Agreement.

9.4 The Occupier shall keep the Owner indemnified from and against all expenses, losses and claims arising from any breach of the Occupier's obligations contained in this Agreement, or from the use of the Offices by the Occupier, or arising from any act, omission, neglect or default of the Occupier.

9.5 If the Occupier fails to pay the Monthly Occupation Fee or any other monies due under this Agreement on the due date (whether formally demanded or not), the Occupier shall pay interest at 5% above the base rate of National Westminster Bank Plc from time to time on such overdue sums calculated from the due date to the date of payment (subject to a minimum interest payment of pounds200).

9.6 The Occupier shall pay all costs and expenses (including legal costs and surveyors' fees) which may be incurred by the Owner in connection with the recovery of arrears of the Monthly Occupation Fee or other monies payable under this Agreement or for the purposes of or incidental to the preparation and service of any notices or proceedings under section 146 of the Law of Property Act 1925 notwithstanding that forfeiture may be avoided otherwise than by relief granted by the Court.

9.7 All sums payable under this Agreement shall be paid to the Owner in pounds sterling in cleared funds for value to the Owner without any deduction for set off, counterclaim or tax.

10.      OCCUPIER'S COVENANTS

         The Occupier covenants with the Owner:

         REPAIR AND ALTERATIONS

10 1     not to make any alteration or addition to the Offices or the Building;

10.2 to keep the Offices and the Fixtures and Fittings in the same state of repair and condition as they are now in (fair wear and tear excepted);

10.3 not to damage any of the decorations or any of the Fixtures and Fittings or any equipment in the Offices or the Building;

10.4 not to display or affix any notice advertisement placard or name plate to any part of the Offices or Building;

10.5 not, without the previous written consent of the Owner, to install any fixtures, fittings or equipment in the Offices;

         ACCESS

10.6 to permit the Owner and those authorised by the Owner to enter the Offices for any reasonable purpose upon reasonable prior notice subject to such parties making good all damage thereby occasioned to the Offices or the Occupier's fixtures and fittings,

         ALIENATION

10 7 not to assign, charge, sublet or part with or share possession of the whole or any part or parts of the Offices;

         USE

10.8 to use the Offices only as high-class offices in connection with the Occupier's business;

10.9 to comply with all statutory requirements relating to the Offices, including but without limitation all town and country planning legislation;

10.10 to comply with the requirements of any insurers of the Offices and/or the Building and not to do or omit anything which would result in any policy of insurance in respect of the Offices and/or the Building becoming void or voidable or otherwise prejudiced, or which would cause the premium for such policy to be increased;

                          [INTENTIONALLY LEFT BLANK]

10.11 to comply with all existing and future regulations as the Owner may from time to time impose in relation to the use of the Offices, the Building or facilities therein and/or the management of the Building and car parking;

10.12 not to do anything in the Offices or the Building which is or may become a nuisance or annoyance or cause danger, injury or damage to the Owner or other occupiers of the Building:

10.13 not to use the address of the Building or the Offices as the Occupier's registered office;

10.14 not to invite the public generally to come to the Offices or the Building and not to use the Offices, or the Building or the address of either or purport to use the Offices, or the Building or the address of either for any purpose which might attract casual callers;

10.15 not to use any electrical appliance within the Offices or the Building which has not been tested on a regular basis in accordance with the Electricity at Work Regulations (1989);

10.16    not to bring any animal into the Offices or the Building;

10.17 not to smoke in any part of the Offices or the Building or in the immediate vicinity of the Building

10.18 not to introduce any hazardous substances or known pollutants into the Offices of the Building.

10.19 not during the term of this Agreement or for a period of 6 months after the expiration of sooner determination of the term of this Agreement to employ (directly or indirectly) any person who has been in the employment of the Owner at the Building during the term and if the Occupier breaches the provisions of this clause the Occupier shall pay to the Owner on demand by way of liquidated damages an amount equal to 40% of the gross annual remuneration of such employee

11.      OWNER'S COVENANTS

         Subject to the Occupier paying the Monthly Occupation Fee when due and performing and observing the obligations on its part contained in this Agreement, the Owner agrees:

11.1 that the Occupier may peaceably hold and enjoy the Offices during the Term without any interruption;

11.2     to use reasonable endeavours to provide the Inclusive Services:

11.3     to grant 24 hour access seven days a week to the Offices.

12.      PROVISOS

         The Owner and the Occupier agree as follows:

12.1 In either or both of the circumstances set out in Sub-clauses (a)-(b) of this Clause 12.1, it shall be lawful for the Owner or any person duly authorised by it to re-enter upon the Offices or any part thereof in the name of the Owner at which time this Agreement shall absolutely determine but without prejudice to any rights of the Owner in respect thereof or antecedent claim or breach of any of the terms of this
         Agreement:

(a) If and whenever the Monthly Occupation Fee or any part of it is in arrears and unpaid for ten working days after becoming due (whether formally demanded or not);

(b) if the Occupier at any time fails or neglects to perform or observe any of the covenants, terms, conditions of agreements contained in this Agreement;

12.2 Upon the expiry or sooner determination of this Agreement (for whatever reason) the Occupier shall:

(a)      immediately vacate the Offices;

(b)      remove all its goods and effects from the Offices; and

(c) cease to make use of or benefit from the Inclusive Services or Chargeable Services;

12.3 In default of immediate compliance with the obligations by the Occupier in clause 12.2, the provisions of this clause 12.3 shall apply:-

(a) The Owner or any servant or agent of the Owner shall be entitled forthwith to enter the Offices and remove the Occupier's goods and effects and deposit the same (at the Occupier's own risk) in an appropriate part of the Building or elsewhere for collection.

(b) Subject to Clause 12.3(c) the Occupier irrevocably appoints the Owner to be the Occupier's agent to sell or dispose of (at the Owner's absolute discretion) any goods and effects left by the Occupier for more than five days after the expiry or sooner determination of the Term subject to any conditions which the Owner thinks fit and without the Owner being liable to the Occupier save to account for the net proceeds of sale less the cost of storage (if any) and of sale and any other expenses reasonably incurred by the Owner.

(c) Any goods or other effects left at the Offices by the Occupier shall be subject to a lien in favour of the Owner in respect of any liability of the Occupier to the Owner pursuant to or arising out of this Agreement and the Owner shall have power to sell or otherwise dispose of or direct the sale or disposal of all such goods and effects on whatever terms the Owner shall think fit and to apply the net proceeds of such sale or disposal (less any deductions as referred to in Clause 12.3(b)) towards satisfaction of such liability.

12.4

(a) The Owner does not exclude or limit its liability to the Occupier in respect of liability for death or personal injury to the extent that it results from the negligence of the Owner or its employees, agents or sub-contractors;

(b) Except as provided in clause 12.4(a) the Owner shall not be liable to the Occupier nor shall the Occupier have any claim against the Owner in tort, contract or otherwise for any loss, damage, injury or expense arising out of or in connection with the Occupier's occupation of the Offices or the provision of any services by the Owner including (without prejudice to the generality of the foregoing) in respect of any loss of profit, production, anticipated savings, goodwill or business opportunities or any type of indirect, economic or consequential loss, even if that loss or damage was reasonably foreseeable or the Owner was aware of the possibility of that loss or damage arising.

12.5 If the Offices or any part shall at any time be destroyed so as to be unfit for occupation or use then, save to the extent that the insurance of the Offices shall have been invalidated or payment of the policy monies refused by or in consequence of any act, neglect, omission or default of the Occupier, the Monthly Occupation Fee, or a fair proportion of it according to the nature and extent of the damage sustained, shall be suspended from the date of such damage or destruction until the Offices shall have been rebuilt or reinstated and made fit for occupation, and any dispute concerning this provision shall be determined by an arbitrator in accordance with the Arbitration Act 1996.

12.6 The Owner shall be entitled to discontinue the provision of the Inclusive Services and/or the Chargeable Services in respect of any period or periods during which the Occupier shall be in breach of any of the provisions of this Agreement.

12.7 Section 196 of the Law of Property Act 1925 (as to service of notices) as amended by the Recorded Delivery Service Act 1962 shall apply to this Agreement provided that the addresses for service of notices on the Occupier or the Owner shall be those set out in Clauses 1 and 2 respectively or such other addresses as either party may notify to the other from time to time.

13       EXCLUSION OF SECURITY OF TENURE

         Having been authorised so to do by order of the Court under the provisions of section 38(4) of the Landlord and Tenant Act 1954, details of which are set out in Clause 5, the Owner and the Occupier agree that the provisions of sections of 24-28 of the Act shall be excluded in relation to the tenancy hereby created.

                                   SCHEDULE

                             (INCLUSIVE SERVICES)

*    Business rates
*    Water rates
*    Reception services
*    Personalised telephone answering services
*    Heating
*    Lighting
*    Electricity
*    Cleaning
*    Repair and Maintenance of the Building
*    Insurance of the Building & Owner's contents
* One switchboard extension with DDI facilities and standard handset per desk provided by the Owner
* Subject to availability, courtesy Network access of two hours per month at the other UK centres and eight hours per month at all other worldwide centres in the HQ Business Centre network (hours may not be carried forward if unused).

Further details of the Inclusive Services are available on request from the Owner.

                                       3